UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                             ________________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  March 1, 2005

                             ________________________

                         Marsh & McLennan Companies, Inc.
                (Exact Name of Registrant as Specified in Charter)

        Delaware                       1-5998                     36-2668272
    (State or Other           (Commission File Number)          (IRS Employer
      Jurisdiction                                           Identification No.)
   of Incorporation)

        1166 Avenue of the Americas New York, NY                    10036
        (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code: (212) 345-5000

                                  Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                          Section 2--Financial Condition

Item 2.02.  Results of Operations and Financial Condition.

            On March 1, 2005, Marsh & McLennan Companies, Inc. issued a press release announcing its fourth quarter and year-end financial results for the quarter and fiscal year ended December 31, 2004, and that its chief executive officer and chief financial officer will lead a conference call to discuss the fourth quarter and year-end results at 10:00 a.m. ET on March 1, 2005. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.


                   Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits
            99.1   Press release issued March 1, 2005.



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



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MARSH & McLENNAN COMPANIES, INC.

                                           By: /s/ Bart Schwartz
                                           -------------------------------------
                                           Name: Bart Schwartz
                                           Title: Deputy General Counsel


Date: March 1, 2005



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